================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 6, 2000

                         Commission File Number 0-14786

                                 AUTOINFO, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                                13-2867481
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                   PO Box 4383
                             Stamford, CT 06907-0383
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 595-0005

The Registrant hereby amends its report on Form 8-K to include the following financial statements:

Item 7: Financial Statements, Pro Forma Information

      (a)   Audited Financial Statements of Sunteck Transport Co., Inc.

            1.    Independent Auditor's Report

            2.    Balance Sheets as of December 31, 1999 and 1998

            3. Statements of Operations for the years ended December 31, 1999 and 1998 and for the Period October 21, 1997 (Inception) to December 31,1997

            4. Statement of Shareholder's Equity for the Years Ended December 31, 1999 and 1998 and for the Period October 21, 1997 (Inception) to December 31,1997

            5. Statements of Cash Flows for the Years Ended December 31, 1999 and 1998 and for the Period October 21, 1997 (Inception) to December 31,1997

            6.    Notes to Financial Statements

      (b)   Unaudited Financial Statements of Sunteck Transport Co., Inc.

            1.    Balance Sheet as of September 30, 2000

            2. Statements of Operations for the Nine Months Ended September 30, 2000 and 1999

            3. Statements of Cash Flow for the Nine Months Ended September 30, 2000 and 1999

            4.    Note to Financial Statements

      (c)   Unaudited Pro Forma Consolidated Financial Information of AutoInfo,
            Inc.

            1. Condensed Pro Forma Consolidated Balance Sheet as of September 30, 2000

            2. Condensed Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999

            3. Condensed Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2000

            4.    Notes to Condensed Pro Forma Consolidated Financial Statements

                          SUNTECK TRANSPORT CO., INC.

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
      AND FOR THE PERIOD OCTOBER 21, 1997 (INCEPTION) TO DECEMBER 31, 1997

                           SUNTECK TRANSPORT CO., INC.

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
      AND FOR THE PERIOD OCTOBER 21, 1997 (INCEPTION) TO DECEMBER 31, 1997

                          INDEX TO FINANCIAL STATEMENTS

Report of Independent Public Accountants                                    3

Balance Sheets as of December 31, 1999 and 1998                             4

Statements of Operations for the Years Ended December 31, 1999 and 1998
   and for the Period October 21, 1997 (Inception) December 31,1997         5

Statements of Shareholders' Equity for the Years Ended December 31, 1999
   and 1998 and for the Period October 21, 1997 (Inception) to
   December 31,1997                                                         6

Statements of Cash Flows for the Years Ended December 31, 1999 and 1998
   and for the Period October 21, 1997 (Inception) to December 31,1997      7

Notes to Financial Statements                                               8-10

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders
AutoInfo, Inc.
Stamford, Connecticut

We have audited the accompanying balance sheets of Sunteck Transport Co., Inc. as of December 31, 1999 and 1998, and the related statements of operations and shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunteck Transport Co., Inc. as of December 31, 1999 and 1998 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                                     DWORKEN, HILLMAN, LAMORTE & STERCZALA, P.C.

February 13, 2001
Bridgeport, Connecticut

                          SUNTECK TRANSPORT CO., INC.

                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 1999 AND 1998

                                                                    1999          1998
                                                                 -----------------------
          Assets

Current assets
          Cash                                                   $  51,787     $  41,467
          Short-term investments (Note 2)                           36,500            --
          Accounts receivable, net of provision for doubtful
             accounts of $10,000 and $23,000 as of December
            31, 1999 and 1998, respectively                        428,483       376,428
                                                                 -----------------------

          Total current assets                                     516,770       417,895

          Other assets                                              13,239        10,000
                                                                 -----------------------

                                                                 $ 530,009     $ 427,895
                                                                 =======================

Current liabilities
          Accounts payable and accrued expenses                  $ 465,844     $ 369,801
          Loan from shareholder                                         --        70,086
                                                                 -----------------------

          Total current liabilities                                465,844       439,887
                                                                 -----------------------

Shareholder's equity
          Common Stock - authorized 1,000 shares no par
             value; issued  and outstanding 100 shares at
            December 31, 1999 and 1998, respectively                 1,000         1,000
          Retained earnings (deficit)                               63,165       (12,992)
                                                                 -----------------------

          Total shareholder's equity                                64,165       (11,992)
                                                                 -----------------------

                                                                 $ 530,009     $ 427,895
                                                                 =======================

                 See Accompanying Notes to Financial Statements

                           SUNTECK TRANSPORT CO., INC.

                            STATEMENTS OF OPERATIONS

        FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND FOR THE PERIOD
                OCTOBER 21, 1997 (INCEPTION) TO DECEMBER 31, 1997

                                                        1999            1998             1997
Net revenues                                        $ 3,457,079     $ 2,388,402      $   383,517
                                                    --------------------------------------------

Cost and expenses:
         Direct freight                               2,616,303       1,690,573          264,246
         Commissions                                    262,614         365,606           91,323
         Salaries and benefits                          376,509         244,420               --
         Selling and administrative                     160,232          89,806           38,937
                                                    --------------------------------------------

Total cost and expenses                               3,415,658       2,390,405          394,506
                                                    --------------------------------------------

Income (loss) from operations                            41,421          (2,003)         (10,989)

Gain on sale of securities                               42,814              --               --
Unrealized holding gain                                   7,672              --               --
                                                    --------------------------------------------

Income (loss) before provision for income taxes          91,907          (2,003)         (10,989)

Provision for income taxes                               15,750              --               --
                                                    --------------------------------------------

Net income (loss)                                   $    76,157     $    (2,003)     $   (10,989)
                                                    ============================================

Basic and diluted earnings (loss) per share         $    761.57     $    (20.03)     $   (109.89)
                                                    ============================================

Weighted average number of
   common shares outstanding                                100             100              100
                                                    ============================================

                 See Accompanying Notes to Financial Statements

                           SUNTECK TRANSPORT CO., INC.

                        STATEMENT OF SHAREHOLDER'S EQUITY

        FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND FOR THE PERIOD
                OCTOBER 21, 1997 (INCEPTION) TO DECEMBER 31, 1997

                                   Shares of
                                  Common Stock                 Retained Earnings
                                  Outstanding    Common Stock      (Deficit)

Balance at inception                     --        $     --        $     --

Common shares issued                    100           1,000
Net (loss)                                                          (10,989)
                                   ----------------------------------------

Balance, December 31, 1997              100           1,000         (10,989)

Net (loss)                                                           (2,003)
                                   ----------------------------------------

Balance, December 31, 1998              100           1,000         (12,992)

Net income                                                           76,157
                                   ----------------------------------------

Balance, December 31, 1999              100        $  1,000        $ 63,165
                                   ========================================

                 See Accompanying Notes to Financial Statements

                           SUNTECK TRANSPORT CO., INC.

                            STATEMENTS OF CASH FLOWS

        FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND FOR THE PERIOD
                OCTOBER 21, 1997 (INCEPTION) TO DECEMBER 31, 1997

                                                           1999           1998           1997
                                                        ---------      ---------      ---------
Net income (loss)                                       $  76,157      $  (2,003)     $ (10,989)
Adjustments to reconcile net  income (loss) to net
  cash provided by (used in) operating activities:
    Gain on sale of securities                            (42,814)            --             --
    Unrealized holding gain                                (7,672)            --             --
Changes in assets and liabilities:
    Accounts receivable                                   (52,055)      (217,971)      (158,457)
    Other assets                                           (3,239)            --        (10,000)
    Accounts payable and accrued expenses                  96,043        254,172        115,629
                                                        ---------      ---------      ---------

Net cash provided by (used in) operating activities        66,420         34,198        (63,817)
                                                        ---------      ---------      ---------

Cash flows from investing activities:
    Purchases of short-term investments                   (40,391)            --             --
    Redemption of short-term investments                   54,377             --             --
                                                        ---------      ---------      ---------

Net cash provided by investing activities                  13,986             --             --
                                                        ---------      ---------      ---------

Cash flows from financing activities:
    Changes in advances from officer                      (70,086)       (42,177)       112,263
    Issuance of common stock                                   --             --          1,000
                                                        ---------      ---------      ---------

Net cash provided by (used in) financing activities       (70,086)       (42,177)       113,263
                                                        ---------      ---------      ---------

Net increase (decrease) in cash                            10,320         (7,979)        49,446
Cash balance, beginning of year                            41,467         49,446             --
                                                        ---------      ---------      ---------

Cash balance, end of year                               $  51,787      $  41,467      $  49,446
                                                        =========      =========      =========

                 See Accompanying Notes to Financial Statements

                           SUNTECK TRANSPORT CO., INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Business and Summary of Significant Accounting Policies

Business

      Sunteck Transport Co., Inc. (the "Company") was formed on October 21, 1997. Since inception, the Company has been a non-asset based supply chain logistics company providing ground transportation coast to coast, warehousing, air freight, rail and ocean freight services.

Summary of Significant Accounting Policies

Basis of Presentation

      The financial statements of the Company have been prepared using the accrual basis of accounting under generally accepted accounting principles ("GAAP").

Revenue Recognition

      The Company recognizes revenues at the time goods are picked up at the customers' location.

Provision for Doubtful Accounts

      The Company has established an allowance for doubtful accounts based upon historical trends.

Income (Loss) Per Share

      Basic income (loss) per share is based on net income (loss) divided by the weighted average number of common shares outstanding. There were no common stock equivalents outstanding during the years ended December 31, 1999, 1998, and during the period October 21, 1997 (inception) to December 31, 1997.

Use of Estimates

      The preparation of these financial statements in conformity with GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets, liabilities and contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. The Company believes that all such assumptions are reasonable and that all estimates are adequate, however, actual results could differ from those estimates.

Income Taxes

      The Company utilizes the asset and liability method for accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Note 2 - Short-Term Investments

      At December 31, 1999, short-term investments are trading securities and are reported at fair market value.

      Gains and losses on disposition of securities are recognized on the specific identification method in the period in which they occur. Unrealized holding gains and losses on trading securities based upon the fair market value as of the balance sheet date, if material, would be included in earnings in the period in which they occur. Gains on dispositions of securities amounted to $42,814 for the year ended December 31, 1999. Unrealized holding gains as of December 31, 1999 amounted to $7,672.

      There were no gains and losses arising from the disposition of marketable securities or unrealized gains and losses for the years ended December 31, 1998 and for the period October 21, 1997 (inception) to December 31, 1997.

Note 3 - Accounts Receivable and Concentration of Credit Risk

      The Company's financial instruments subject to credit risk are primarily trade accounts receivable. During the years ended December 31, 1999 and 1998 and for the period October 21, 1997 (inception) to December 31, 1997, no one customer accounted for more than 10% of the Company's total sales. In addition, the Company's credit risks are limited due to the dispersion of a majority of the Company's customers across different industries.

Note 4 - Loan From Shareholder

      The loan outstanding of $70,086 as of December 31, 1998 represents a non-interest bearing loan.

Note 5 - Income Taxes

      For the years ended December 31, 1999, 1998 and for the period from inception to December 31, 1997, the provision (benefit) for income taxes consisted of the following:

                                                            Years Ended
                                                            December 31,
                                                 -------------------------------
                                                   1999         1998        1997
                                                 -------        ----        ----
Federal                                          $11,831        $ --        $ --
State                                              3,919          --          --
                                                 -------        ----        ----
Income tax expense                               $15,750        $ --        $ --
                                                 =======        ====        ====

      The following table reconciles the Company's effective income tax rate to the Federal statutory rate for the years ended December 31, 1999, 1998 and 1997:

                                                           Years Ended
                                                           December 31,
                                                 -----------------------------
                                                  1999         1998       1997
                                                 -----        -----      -----
Federal statutory rate                            34.0%       (34.0)%    (34.0)%
Effect of:
   Non-taxable income                             (3.0)
   Tax loss carryovers                            (5.0)
   Tax rates                                     (12.6)        34.0       34.0

                                                 -----        -----      -----
                                                  13.4%           0%         0%
                                                 =====        =====      =====

      The Company paid no income taxes for the years ended December 31, 1999 and 1998 and the period October 21, 1997 (inception) to December 31, 1997.

Note 5 - Commitments and Contingencies

Leases

      The Company is not presently obligated under any non-cancelable operating leases. Rent expense for the years ended December 31, 1999, 1998 and for the period October 21, 1997 (inception) to December 31, 1997 was approximately $10,000, $10,000 and $3,000, respectively.

Note 6 - Fair Value of Financial Instruments

      The following disclosures of fair value were determined by management using available market information and appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      Cash and accounts receivable and accounts payable and accrued liabilities are carried at amounts which reasonably approximate fair value.

      Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for the purposes of these consolidated financial statements since that date and current estimates of fair value may differ significantly from the amounts presented herein.

                           SUNTECK TRANSPORT CO., INC.

                              FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                   (Unaudited)

                           SUNTECK TRANSPORT CO., INC.

                              FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                          INDEX TO FINANCIAL STATEMENTS

                                   (Unaudited)

Balance Sheet as of September 30, 2000                                         3

Statements of Operations for the Nine Months
         Ended September 30, 2000 and 1999                                     4

Statements of Cash Flows for the Nine Months
         Ended September 30, 2000 and 1999                                     5

Note to Financial Statements                                                   6

                           SUNTECK TRANSPORT CO., INC.

                                  BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000

                                   (Unaudited)

          Assets

Current assets
          Cash                                                          $ 80,266
          Accounts receivable, net of provision for doubtful
             accounts of $10,000                                         419,243
          Other current assets                                             1,283
                                                                        --------

          Total current assets                                           500,792

          Other assets                                                    12,566
                                                                        --------

                                                                        $513,358
                                                                        ========

Current liabilities
          Accounts payable and accrued expenses                         $452,774
          Loan from shareholder                                           27,559
                                                                        --------

          Total current liabilities                                      480,333
                                                                        --------

Shareholder's equity
          Common Stock - authorized 1,000 shares no par
             value; issued and outstanding 100 shares                      1,000
          Retained earnings                                               32,025
                                                                        --------

          Total shareholder's equity                                      33,025
                                                                        --------

                                                                        $513,358
                                                                        ========

                           SUNTECK TRANSPORT CO., INC.

                            STATEMENTS OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999

                                   (Unaudited)

                                                        2000             1999

Net revenues                                        $ 2,205,132      $ 2,696,935
                                                    ----------------------------

Cost and expenses:
        Direct freight                                1,600,605        2,031,720
        Commissions                                     233,668          198,323
        Salaries and benefits                           227,493          284,618
        Selling and administrative                      161,711          128,985
                                                    ----------------------------

Total cost and expenses                               2,223,477        2,643,646
                                                    ----------------------------

Income (loss) from operations                           (18,345)          53,289

Loss on sale of securities                              (10,187)              --
Unrealized holding loss                                  (7,672)              --
                                                    ----------------------------

Income (loss) before provision for income taxes         (36,204)          53,289

Provision for income tax expense (benefit)               (5,614)           8,282
                                                    ----------------------------

Net income (loss)                                   $   (30,590)     $    45,007
                                                    ============================

Basic and diluted earnings (loss) per share         $   (305.90)     $    450.07
                                                    ============================

Weighted average number of
   common shares outstanding                                100              100
                                                    ============================

                           SUNTECK TRANSPORT CO., INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999

                                   (Unaudited)

                                                            2000          1999
                                                         -----------------------

Net income (loss)                                        $(30,590)     $ 45,007
Adjustments to reconcile net  income (loss) to net
  cash provided by (used in) operating activities:
    Loss on sale of securities                             10,187            --
    Unrealized holding loss                                 7,672            --
Changes in assets and liabilities:
    Accounts receivable                                     9,240       (60,329)
    Other assets                                             (610)           --
    Accounts payable and accrued expenses                 (13,070)       92,720
                                                         -----------------------

Net cash provided by (used in) operating activities       (17,171)       77,398
                                                         -----------------------

Cash flows from investing activities:
    Purchases of short-term investments                   (46,125)      (11,572)
    Redemption of short-term investments                   64,216            --
                                                         -----------------------

Net cash provided by (used in) investing activities        18,091       (11,572)
                                                         -----------------------

Cash flows from financing activities:
    Changes in advances from officer                       27,559       (29,977)
                                                         -----------------------

Net cash provided by (used in) financing activities        27,559       (29,977)
                                                         -----------------------

Net increase (decrease) in cash                            28,479        35,849
Cash balance, beginning of year                            51,787        41,467
                                                         -----------------------

Cash balance, end of year                                $ 80,266      $ 77,316
                                                         =======================

                           SUNTECK TRANSPORT CO., INC.

                          NOTE TO FINANCIAL STATEMENTS

      The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions for Form 8-K and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2000 and 1999 are not necessarily indicative of the results that may be expected for a full fiscal year. For further information, refer to the financial statement and footnotes thereto included in the Company's accompanying report on Form 8-K/A for the years ended December 31, 1999, 1998 and for the period October 21, 1997 (Inception) to December 31, 1997.

                                 AUTOINFO, INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                          INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated
         Balance Sheet as of September 30, 2000                                2

Unaudited Pro Forma Condensed Consolidated Statement of Operations
         for the Year Ended December 31, 1999                                  3

Unaudited Pro Forma Condensed Consolidated Statement of Operations
         for the Nine Months Ended September 30, 2000                          4

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements   5

                                 AUTOINFO, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000

                                          Historical       Historical
                                           AutoInfo          Sunteck         Adjustments        Pro Forma
                                         ------------      ------------      ------------      ------------
                                                               (1)              (1)(2)
Assets
Current assets
   Cash                                  $    528,183      $     80,266      $    288,771      $    897,220
   Short-term investments                     232,800                                               232,800
   Accounts receivable                                          419,243                             419,243
   Other assets                                 7,074            13,849                              20,923
                                         ------------      ------------      ------------      ------------
Total current assets                          768,057           513,358           288,771         1,570,186
                                         ------------      ------------      ------------      ------------

                                         $    768,057      $    513,358      $    288,771      $  1,570,186
                                         ============      ============      ============      ============

Liabilities and stockholders' equity
Current liabilities
   Accounts payable and
    accrued liabilities                  $  2,020,843      $    480,333      $ (1,929,403)     $    571,773
                                         ------------      ------------      ------------      ------------
Total current liabilities                   2,020,843           480,333        (1,929,403)          571,773

Long-term debt                              9,393,572                          (8,818,572)          575,000

Stockholders' equity                      (10,646,358)           33,025        11,036,746           423,413
                                         ------------      ------------      ------------      ------------

                                         $    768,057      $    513,358      $    288,771      $  1,570,186
                                         ============      ============      ============      ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                 AUTOINFO, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                          Historical        Historical
                                           AutoInfo          Sunteck         Adjustments       Pro Forma
                                         ------------      ------------      -----------     ------------
                                                               (A)               (B)
Revenues
   Net revenues                          $         --      $  3,457,079                      $  3,457,079
   Investment income                           95,734                --                            95,734
                                         ------------      ------------                      ------------
Total revenues                                 95,734         3,457,079                         3,552,813
                                         ------------      ------------                      ------------

Costs and expenses
   Direct freight costs                                       2,616,303                         2,616,303
   Operating expenses                         784,770           799,355      $  (175,970)       1,408,155
   Interest expense                           954,101                           (865,800)          88,301
   Reorganization expense                     204,459                                             204,459
   Depreciation                                19,266                                              19,266
   Loss (gain) on sale of
    short-term investments                     45,632           (42,814)                            2,818
   Net unrealized holding
    loss (gain)                                79,800            (7,672)                           72,128
   Investment in subsidiary                  (741,679)               --                          (741,679)
                                         ------------      ------------      -----------     ------------
Total costs and expenses                    1,346,349         3,365,172       (1,041,770)       3,669,751
                                         ------------      ------------      -----------     ------------

Income (loss) from operations              (1,250,615)           91,907       (1,041,770)        (116,938)

Provision for income taxes (benefit)         (141,532)           15,750          (15,750)        (141,532)
                                         ------------      ------------      -----------     ------------

Net income (loss)                        $ (1,109,083)     $     76,157      $(1,057,520)    $     24,594
                                         ============      ============      ===========     ============

Basic and diluted earnings
 (loss) per share                            $   (.14)                                       $        .00

Weighted average number of
 shares outstanding                         7,756,953                                          27,297,923

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                 AUTOINFO, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                          Historical        Historical
                                           AutoInfo          Sunteck         Adjustments         Pro Forma
                                         ------------      ------------      -----------       ------------
                                                               (A)               (B)
Revenues
   Net revenues                          $         --      $  2,205,132                        $  2,205,132
   Investment income                           42,824                --                              42,824
                                         ------------      ------------                        ------------
Total revenues                                 42,824         2,205,132                           2,247,956
                                         ------------      ------------                        ------------

Costs and expenses
   Direct freight costs                                       1,600,605                           1,600,605
   Operating expenses                         322,796           622,872                             945,668
   Interest expense                           701,100                        $   (649,350)           51,750
   Reorganization expense                      93,344                                                93,344
   Loss (gain) on sale of
    short-term investments                      4,888            10,187                              15,075
   Net unrealized holding
    loss (gain)                               (79,800)            7,672                             (72,128)
                                         ------------      ------------      ------------      ------------
Total costs and expenses                    1,042,328         2,241,336          (649,350)        2,634,314
                                         ------------      ------------      ------------      ------------

Income (loss) from operations                (999,504)          (36,204)          649,350          (386,358)

Provision for income taxes (benefit)               --            (5,614)            5,614                --
                                         ------------      ------------      ------------      ------------

Net income (loss)                        $   (999,504)     $    (30,590)     $    643,736      $   (386,358)
                                         ============      ============      ============      ============

Basic and diluted earnings
 (loss) per share                        $       (.13)                                         $       (.01)

Weighted average number of
 shares outstanding                         7,756,953                                            27,297,923

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                 AUTOINFO, INC.

  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     AT SEPTEMBER 30, 2000 AND FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

Balance Sheet

(1) To record the historical Balance Sheet of the acquired business, accounted for as a pooling of interest, as of December 6, 2000 and the use of Cash, and the satisfaction of liabilities pursuant to the Company's Chapter 11 Reorganization Plan.

(2) To record Cash of $575,000 from the issuance of 10 year convertible subordinated debentures.

Statement of Operations

(A) To record the Revenue and Costs and expenses of the acquired business, accounted for as a pooling of interest, for the period January 1, 1999 to September 30, 2000.

(B) To eliminate interest expense on subordinated debt and other liabilities satisfied pursuant to the Company's Chapter 11 Reorganization Plan, and the Provision for income taxes (benefit) based upon the availability and use of the Company's tax loss carryforward.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly filed this report to be signed and dated on its behalf by the undersigned hereunto duly authorized.

                                        AutoInfo, Inc.


Date: February 16, 2001                 By: /s/ WILLIAM I. WUNDERLICH
                                        ----------------------------------------
                                        William I. Wunderlich, Chief Financial
                                        Officer


                                       6